Class A:    GHRAX    Class C:    GHRCX     Institutional:    GHRIX    Class IR:    GHRNX    Class R:    GHRRX

Class R6:    GHRWX

Before you invest, you may want to review the Goldman Sachs Multi-Asset Real Return Fund’s (the “Fund”) Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information (“SAI”) and most recent annual reports to shareholders, online at www.gsamfunds.com/summaries. You can also get this information at no cost by calling 800-621-2550 for Institutional shareholders, 800-526-7384 for all other shareholders or by sending an e-mail request to gs-funds-document-requests@gs.com. The Fund’s Prospectus and SAI, both dated February 26, 2016, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE

The Fund seeks to achieve long-term real return.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Goldman Sachs Funds. More information about these and other discounts is available from your financial professional and in “Shareholder Guide—Common Questions Applicable to the Purchase of Class A Shares” beginning on page 42 of the Prospectus and “Other Information Regarding Maximum Sales Charge, Purchases, Redemptions, Exchanges and Dividends” beginning on page B-96 of the Fund’s SAI.

SHAREHOLDER FEES (fees paid directly from your investment)

	Class A	Class C	Institutional	Class IR	Class R	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or sale proceeds)[1]	None	1.00%	None	None	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Institutional	Class IR	Class R	Class R6
Management Fees	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	0.25%	0.75%	None	None	0.50%	None
Other Expenses[2]	2.91%	3.15%	2.77%	2.91%	2.91%	2.75%
Service Fees	None	0.25%	None	None	None	None
All Other Expenses	2.91%	2.90%	2.77%	2.91%	2.91%	2.75%
Acquired (Underlying) Fund Fees and Expenses[3]	0.30%	0.30%	0.30%	0.30%	0.30%	0.30%
Total Annual Fund Operating Expenses[4]	4.16%	4.90%	3.77%	3.91%	4.41%	3.75%
Fee Waivers and Expense Limitation[5]	(3.04)%	(3.03)%	(3.05)%	(3.04)%	(3.04)%	(3.05)%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Limitation[4]	1.12%	1.87%	0.72%	0.87%	1.37%	0.70%

[1]	A contingent deferred sales charge (“CDSC”) of 1.00% is imposed on Class C Shares redeemed within 12 months of purchase.

[2]	The “Other Expenses” for Class R6 Shares have been estimated to reflect expenses expected to be incurred during the current fiscal year.

[3]	The Fund’s “Acquired (Underlying) Fund Fees and Expenses” have been estimated to reflect fees and expenses expected to be incurred during the current fiscal year.

[4]

The “Total Annual Fund Operating Expenses” do not correlate to the ratios of net and total expenses to average net assets provided in the Financial Highlights, which reflect the operating expenses of the Fund and do not include Acquired (Underlying) Fund Fees and Expenses.

[5]

The Investment Adviser has agreed to (i) waive a portion of its management fee in order to achieve an effective net management rate of 0.61% of the Fund’s average daily net assets, (ii) waive a portion of its management fee payable by the Fund in an amount equal to any management fees it earns as an investment adviser to any of the affiliated funds in which the Fund invests, and (iii) reduce or limit “Other Expenses” (excluding acquired (underlying) fund fees and expenses, transfer agency fees and expenses, service fees, taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to 0.004% of the Fund’s average daily net assets. Each arrangement will remain in effect through at least February 26, 2017, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. The Fund’s “Total Annual Fund Operating Expenses After Fee Waivers and Expense Limitation” have been restated to reflect the fee waivers and expense limitation currently in effect.

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EXPENSE EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This Example assumes that you invest $10,000 in Class A, Class C, Institutional, Class IR, Class R and/or Class R6 Shares of the Fund for the time periods indicated and then redeem all of your Class A, Class C, Institutional, Class IR, Class R and/or Class R6 Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates the fee waiver and expense limitation arrangements for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$658	$1,482	$2,319	$4,475
Class C Shares
— Assuming complete redemption at end of period	$290	$1,202	$2,215	$4,758
— Assuming no redemption	$190	$1,202	$2,215	$4,758
Institutional Shares	$74	$870	$1,685	$3,814
Class IR Shares	$89	$912	$1,753	$3,938
Class R Shares	$139	$1,059	$1,989	$4,363
Class R6 Shares	$72	$864	$1,676	$3,796

PORTFOLIO TURNOVER

The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, including brokerage commissions, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in the annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended October 31, 2015 was 38% of the average value of its portfolio.

PRINCIPAL STRATEGY

The Fund seeks real return by investing in inflation sensitive assets (i.e., investments that, in the judgment of the Investment Adviser, are expected to perform favorably in rising or high inflationary environments (“Real Return Assets”)). “Real return” is the return on an investment, in excess of inflation. “Inflation” is a sustained increase in prices that erodes the purchasing power of money. The Fund invests primarily in a portfolio of equity, fixed income and commodity asset classes (the “Underlying Asset Classes”), including in derivatives that provide exposure to the Underlying Asset Classes. The Investment Adviser seeks to allocate the Fund’s risk across a range of exposures, which may vary depending on the market environment.

The Fund currently intends to gain exposure to the Underlying Asset Classes listed below principally through the investments, and in the approximate ranges, indicated:

Underlying Asset Class	Allocation Range[1]	Principal Investments Used to Obtain Exposure
Equities Inflation Sensitive Equity Real Estate Investment Trusts (“REITs”) Global Infrastructure	20% – 50%	Equity securities, Exchange Traded Funds (“ETFs”), Master Limited Partnerships (“MLPs”), derivatives, other investment companies
Commodities	0% – 25%	Publicly traded partnerships (“PTPs”), ETFs, other investment companies
Fixed Income Treasury Inflation Protection Securities (“TIPS”) Emerging Markets Debt Opportunistic Fixed Income Floating Rate Loans	30% – 60%	Bonds, debt securities, derivatives, other investment companies

[1]	Measured at the time of purchase. The Fund’s allocation to cash and cash equivalents is not included in the ranges listed above.

The approximate allocation ranges set forth in the table above do not take into account the Investment Adviser’s tactical views on the Underlying Asset Classes. The Investment Adviser may make short-to medium-term adjustments to the Fund’s asset allocation based on tactical views. The Investment Adviser may change the Fund’s allocation ranges and Underlying Asset Classes from time to time at its discretion and without prior shareholder notice to incorporate its market views into the investment process and to react to changes in the macro-economic environment.

The Investment Adviser expects that the Fund will invest a relatively significant percentage of its allocation to the Fixed Income Underlying Asset Class in the Goldman Sachs Strategic Income Fund, as well as in the Goldman Sachs Inflation Protected Securities Fund, Goldman Sachs Local Emerging Markets Debt Fund and other Goldman Sachs funds (collectively, the “Underlying Funds”) as may be determined by the Investment Adviser from time to time without considering or canvassing the universe of unaffiliated investment companies available. The Fund may also obtain exposure to the Underlying Asset Classes through other types of investments and may invest in asset classes in addition to the Underlying Asset Classes. The Fund may also hold cash and cash-equivalent securities for liquidity and risk management purposes and/or as a result of its use of derivatives.

The Fund’s investments in derivatives may include, among others, credit default swaps (including credit default index swaps, or “CDX”), total return swaps, options and futures, which can be used for both hedging purposes and to seek to increase total return.

Although it does not currently intend to do so, the Fund may also invest through a wholly-owned subsidiary, which would be advised by the Investment Adviser and would seek to gain commodities exposure, or in certain commodity-linked investments.

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The Fund has no limitations with respect to quality and/or maturity parameters applicable to the fixed income instruments in which the Fund invests. The Fund may invest without limitation in foreign securities. The Fund may replicate some strategies passively (e.g., through investments in ETFs).

The Fund’s benchmark index is the Barclays 1-10 Year U.S. TIPS Index.

PRINCIPAL RISKS OF THE FUND

Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investments in the Fund involve substantial risks which prospective investors should consider carefully before investing.

Asset Allocation Risk. The Fund’s allocations to the various Underlying Asset Classes may cause the Fund to underperform other funds with a similar investment objective.

Commodity Sector Risk. Exposure to the commodities markets may subject the Fund to greater volatility than investments in more traditional securities. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. Some of the commodity-linked investments in which the Fund may enter into may be issued by companies in the financial services sector, and events affecting the financial services sector may cause the Fund’s share value to fluctuate.

Credit/Default Risk. An issuer or guarantor of fixed income securities held by the Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities may deteriorate rapidly, which may impair the Fund’s liquidity and cause significant deterioration in net asset value (“NAV”). These risks are more pronounced in connection with the Fund’s investments in non-investment grade fixed income securities.

Derivatives Risk. Loss may result from the Fund’s investments in options, futures, swaps, forwards, structured securities and other derivative instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations. In December 2015, the SEC proposed new regulations relating to a mutual fund’s use of derivatives and related instruments. If these or other regulations are adopted, they could significantly limit or impact a Fund’s ability to invest in derivatives and other instruments and adversely affect such Fund’s performance and ability to pursue its investment objectives.

Expenses Risk. By investing in pooled investment vehicles (including investment companies and ETFs), partnerships (including PTPs and MLPs) and REITs indirectly through the Fund, the investor will incur a proportionate share of the expenses of the other pooled investment vehicles, partnerships and REITs held by the Fund (including operating costs and investment management fees), in addition to the fees and expenses regularly borne by the Fund.

Foreign and Emerging Countries Risk. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. Loss may also result from the imposition of exchange controls, sanctions, confiscations and other government restrictions by the United States and other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in emerging countries.

Interest Rate Risk. When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments.

Investing in the Underlying Funds. The investments of the Fund may be concentrated in one or more Underlying Funds, and the Fund’s investment performance is directly related to the investment performance of the Underlying Funds it holds. The Fund is subject to the risk factors associated with the investments of the Underlying Funds in direct proportion to the amount of assets allocated to each. A Fund that has a relative concentration of its portfolio in a single Underlying Fund may be more susceptible to adverse developments affecting that Underlying Fund, and may be more susceptible to losses because of these developments. In selecting actively managed Underlying Funds, the Investment Adviser generally expects to select affiliated investment companies without considering or canvassing the universe of unaffiliated investment companies available even though there may (or may not) be one or more unaffiliated investment companies that may be a more appropriate addition to the Fund. To the extent that an investment in an affiliated investment company is not available, including as the result of capacity constraints, only then will the Investment Adviser consider unaffiliated investment companies.

Large Shareholder Transactions Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio

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securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Market Risk. The market value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.

Master Limited Partnership Risk. Investments in securities of an MLP involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP. Certain MLP securities may trade in lower volumes due to their smaller capitalizations, and may be subject to more abrupt or erratic price movements and lower market liquidity. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns.

Investments in securities of an MLP also include tax-related risks. For example, to the extent a distribution received by the Fund from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the MLP may be reduced, which will result in an increase in an amount of income or gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes upon the sale of any such interests or upon subsequent distributions in respect of such interests.

Non-Investment Grade Fixed Income Securities Risk. Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative and are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific issuer developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less liquidity.

Publicly Traded Partnerships Risk. The PTPs in which the Fund intends to invest are limited partnerships, the interests (or “units”) in which are traded on public exchanges, just like ETFs. The Fund will invest primarily in PTPs that are commodity pools. In addition to the risks associated with the underlying assets and exposures within a PTP (which in the case of the Fund’s expected PTP investments, include derivatives and commodity sector risks), risks of investments in PTPs may include, among others, dependence upon specialized skills of the PTP’s manager, potential lack of liquidity, and limitations on voting and distribution rights.

REIT Risk. REITs whose underlying properties are concentrated in a particular industry or geographic region are subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

TIPS Risk. The value of TIPS generally fluctuates in response to inflationary concerns. As inflationary expectations increase, TIPS will become more attractive because they protect future interest payments against inflation. Conversely, as inflationary concerns decrease, TIPS will become less attractive and less valuable. Although the principal value of TIPS declines in periods of deflation, holders at maturity receive no less than the par value of the bond.

U.S. Government Securities Risk. The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. Government Securities issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks chartered or sponsored by Acts of Congress are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that issuers of U.S. Government Securities will not have the funds to meet their payment obligations in the future.

PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Institutional shares from year to year; and (b) how the average annual total returns of the Fund’s Class A, Class C, Institutional, Class IR, Class R and Class R6 Shares compare to those of a broad-based securities market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at www.gsamfunds.com/performance or by calling the appropriate phone number on the back cover of the Prospectus.

Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.

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AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2015	1 Year	Since Inception
Class A Shares (Inception 8/30/13)
Returns Before Taxes	-12.45%	-3.84%
Returns After Taxes on Distributions	-12.68%	-4.48%
Returns After Taxes on Distributions and Sale of Fund Shares	-6.85%	-3.03%
Barclays 1-10 Year U.S. TIPS Index (reflects no deduction for fees or expenses)	-0.52%	0.14%
Class C Shares (Inception 8/30/13)
Returns Before Taxes	-9.03%	-2.23%
Barclays 1-10 Year U.S. TIPS Index (reflects no deduction for fees or expenses)	-0.52%	0.14%
Institutional Shares (Inception 8/30/13)
Returns Before Taxes	-7.14%	-1.14%
Barclays 1-10 Year U.S. TIPS Index (reflects no deduction for fees or expenses)	-0.52%	0.14%
Class IR Shares (Inception 8/30/13)
Returns Before Taxes	-7.26%	-1.28%
Barclays 1-10 Year U.S. TIPS Index (reflects no deduction for fees or expenses)	-0.52%	0.14%
Class R Shares (Inception 8/30/13)
Returns	-7.70%	-1.78%
Barclays 1-10 Year U.S. TIPS Index (reflects no deduction for fees or expenses)	-0.52%	0.14%
Class R6 Shares (Inception 2/26/16)*
Returns	-7.14%	-1.14%
Barclays 1-10 Year U.S. TIPS Index (reflects no deduction for fees or expenses)	-0.52%	0.14%

*	Class R6 Shares commenced operations on February 26, 2016. Prior to that date, the performance of the Class R6 Shares is that of the Institutional Shares. Performance prior to February 26, 2016 has not been adjusted to reflect the lower expenses of Class R6 Shares. Class R6 Shares would have had similar returns (because these share classes represent interest in the same portfolio of securities) that differed only to the extent that Class R6 Shares and Institutional Shares have different expenses.

The after-tax returns are for Class A Shares only. The after-tax returns for Class C, Institutional and Class IR Shares, and returns for Class R and Class R6 Shares (which are offered exclusively to employee benefit plans), will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

6        SUMMARY PROSPECTUS — GOLDMAN SACHS MULTI-ASSET REAL RETURN FUND

PORTFOLIO MANAGEMENT

Goldman Sachs Asset Management L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).

Portfolio Managers: Raymond Chan, CFA, Managing Director, has managed the Fund since 2013; and Christopher Lvoff, CFA, Vice President, has managed the Fund since 2013.

BUYING AND SELLING FUND SHARES

The minimum initial investment for Class A and Class C Shares is, generally, $1,000. The minimum initial investment for Institutional Shares is, generally, $1,000,000 for individual or certain institutional investors, alone or in combination with other assets under the management of the Investment Adviser and its affiliates. There is no minimum for initial purchases of Class IR, Class R and Class R6 Shares. Those share classes with a minimum initial investment requirement do not impose it on certain employee benefit plans, and Institutional Shares do not impose it on certain investment advisers investing on behalf of other accounts.

The minimum subsequent investment for Class A and Class C shareholders is $50, except for certain employee benefit plans, for which there is no minimum. There is no minimum subsequent investment for Institutional, Class IR, Class R or Class R6 shareholders.

You may purchase and redeem (sell) shares of the Fund on any business day through certain banks, trust companies, brokers, dealers, investment advisers and other financial institutions (“Authorized Institutions”).

TAX INFORMATION

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Investments through tax-deferred arrangements may become taxable upon withdrawal from such arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through an Authorized Institution, the Fund and/or its related companies may pay the Authorized Institution for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Authorized Institution and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Authorized Institution’s website for more information.

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